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                                                                   EXHIBIT 10.17
                                   CAIS, INC.
                             1232 22nd Street, N.W.
                            Washington, D.C.  20037
                              Tel. (202) 463-8500
                               Fax (202) 463-7190

                                         October 21, 1997
Mr. David D. Goodman
Inline Connection Corporation
730 N. Danville Street
Arlington, VA  22201

Dear David:

This will confirm our agreement regarding certain modifications to the November 5, 1996 Agreement for Cooperative Use of Communication Patents among Inline Connection Corporation, you in your individual capacity, and CAIS, Inc. (the "Agreement").

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the second sentence of the sixth paragraph of Section 4 of the Agreement is hereby revised to provide as follows:

     "CAIS hereby agrees to commit to spend up to $200,000 from the date of this Agreement through a date nine (9) months following the date of the exercise of the Option."

All other terms and conditions of the Agreement remain in full force and effect.

If the above reflects your understanding and meets with your approval, please so indicate by countersigning below on behalf, respectively, of Inline and in your individual capacity.

Sincerely,

CAIS, Inc.

By: /s/ Ulysses G. Auger, II
    ----------------------------------------
Ulysses G. Auger, II, President



                             Agreed to:

                             Inline Connection Corporation

                             By: /s/ David D. Goodman
                                 --------------------------------
                             David D. Goodman, President

                                 10/21/97
                             -----------------------
                             Date



                             Agreed to:

                                /s/ David D. Goodman
                             ---------------------------------
                             David D. Goodman, in his individual capacity

                                 10/21/97
                             ----------------------
                             Date